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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  APRIL 14, 1997



                           MAXWELL SHOE COMPANY INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



          DELAWARE                        0-24026                04-2599205
(STATE OR OTHER JURISDICTION OF   (COMMISSION FILE NUMBER)     (IRS EMPLOYER
       INCORPORATION)                                        IDENTIFICATION NO.)

            101 SPRAGUE STREET                             02137
               P.O. BOX 37                              (ZIP CODE)
   HYDE PARK (BOSTON), MASSACHUSETTS
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (617) 364-5090

                                      NONE
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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ITEM 5.   OTHER EVENTS.

     Maxwell Shoe Company Inc. (the "Registrant") announced on April 14, 1997 the consummation of a joint venture between itself, certain affiliates of the Registrant and The Butler Group Inc., a wholly-owned subsidiary of General Electric Capital Corporation. A copy of the press release dated April 14, 1997 issued by the Registrant is attached hereto as Exhibit 99 and incorporated herein by reference.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)  Exhibits.

     The following exhibit is filed with this report on Form 8-K:

     Exhibit No.    Description
     -----------    -----------
     99             Press Release of the Registrant dated April 14, 1997.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    MAXWELL SHOE COMPANY INC.



Date:  April 14, 1997               By:   /s/ Richard J. Bakos
                                       ---------------------------------------
                                          Richard J. Bakos
                                          Chief Financial Officer

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                                 EXHIBIT INDEX

Exhibit No.  Description
-----------  -----------
99           Press Release of the Registrant dated April 14, 1997.

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